SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):               May 7, 1996


                         GENERAL PUBLIC UTILITIES CORPORATION
                  (Exact name of registrant as specified in charter)


          Pennsylvania              1-6047              13-5516589

          (State or other         (Commission          (IRS employer
           jurisdiction of        file number)         identification no.)
           incorporation)




               100 Interpace Parkway, Parsippany, New Jersey     07054

          (Address of principal executive offices)           (Zip Code)




          Registrant's telephone number, including area code: (201) 263-6500

          ITEM 5.   OTHER EVENTS

                    On May 7, 1996, the Corporation and Cinergy Corp.

          ("Cinergy") announced that they had jointly agreed with the Board of Directors of Midlands Electricity plc ("Midlands"), a British

          regional electric company ("REC"), to make an offer to acquire the outstanding shares of Midlands.

                    The Corporation and Cinergy, through wholly-owned

          subsidiaries, have formed Avon Energy Partners Holdings, a UK unlimited liability company in which they each own a 50%

          interest.  Avon's wholly-owned subsidiary is offering $6.60 per share for the shares of Midlands, or a total of $2.59 billion.

          Of this amount, the Corporation and Cinergy expect to provide approximately $500 million each of equity funding, with the balance being provided to Avon through a non-recourse term and revolving credit loan being provided by Barclays Bank PLC and

          Chase Manhattan Bank.  The Corporation has arranged for its portion of the equity financing through a new 350 million pounds

          (Sterling) term loan facility to EI UK Holdings, Inc., a newly formed subsidiary which will own the Corporation's interest in

          Avon.  The Corporation has unconditionally guaranteed this facility.

                    As is usual under United Kingdom practice, Avon's offer

          will become unconditional upon acceptance by the holders of 90%

          of the shares of Midlands and upon satisfaction of certain other conditions.  It may, however, be made unconditional by Avon upon acceptance by the holders of a majority of the shares.

                    Midlands, which was created along with other RECs when

          the government-owned electric system was privatized in 1990,






          distributes and supplies electricity to over 2 million customers in England and generates electricity both in England and inter-

          nationally.

                    A copy of GPU's related news release is annexed as an

          exhibit.

          ITEM 6. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

                    1.   GPU News Release, dated May 7, 1996.













































                                      SIGNATURE



                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE

          SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY

          AUTHORIZED.


                                        GENERAL PUBLIC UTILITIES CORPORATION


                                        By:______________________________
                                             T. G. Howson, Vice President
                                             and Treasurer


          Date:  May 8, 1996